UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2014

_____________________

LED LIGHTING COMPANY

 (Exact name of registrant as specified in its charter)

DELAWARE	000-54146	27-3566984
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

2090 Novato Blvd

Novato, California 94947

(Address of principal executive offices)

(415) 526-3193

 (Registrant’s telephone number)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

.	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

.	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

.	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

As previously announced, effective as of October 12, 2013, the LED Lighting Company (the “Company”) entered into an Agreement and amendment (the “Agreement”) with the Goeken Group Corp. and its wholly-owned subsidiary, PolyBrite International, Inc. (“PolyBrite”), pursuant to which the Company and PolyBrite agreed to work together to secure funding for PolyBrite and complete a transaction in which PolyBrite was to become a publicly traded company through an acquisition by the Company.  The Company and PolyBrite initially anticipated the completion of the acquisition transaction would occur on or before March 31, 2014.   The Company and Polybrite did not complete the acquisition transaction by such date, and extended the term of the Agreement by amendments through October 31, 2014.  The Company and Polybrite did not complete the acquisition transaction and the Agreement as amended has expired as of October 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LED LIGHTING COMPANY
/s/ Kevin Kearney
Dated: November 10, 2014	By:
Kevin Kearney Chief Executive Officer